SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



Date of report (Date of earliest event reported):    December 29, 2000


                           GenesisIntermedia.com, Inc.
               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

      001-15029                                     95-4710370
(Commission File Number)                (IRS Employer Identification No.)


5805 Sepulveda Boulevard, 8th Floor, Van Nuys, California           91411
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code:  (818) 902-4300
                                                    ----------------------------


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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.     Other Events.

     On December 29, 2000, GenesisIntermedia.com, Inc. ("Registrant") delivered a letter to the Board of Directors of Fashionmall.com, Inc., a Delaware corporation, describing its interest in entering into a business combination. The letter contemplated that Registrant would be prepared to offer, subject to certain conditions, (a) $2.00 in cash and (b) .29 shares of Registrant's common stock for each share of common stock of Fashionmall.com, Inc.

     The press release issued by Registrant describing the above event is incorporated by reference and attached hereto as Exhibit 99.1.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements
                     None.

         (b)      Current Report on Form 8-K
                     None.

         (c)      Exhibits

                    See Index to Exhibits on page 4.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GENESISINTERMEDIA.COM, INC.


Dated:  December 29, 2000           By: /s/ Ramy El-Batrawi
                                       _____________________________
                                       Ramy El-Batrawi
                                       Chairman of the Board


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                                Index to Exhibits

Exhibit No.       Description
-----------       -----------

     99.1         Press Release dated December 29, 2000.